UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2013

JACK HENRY & ASSOCIATES, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	0-14112	43-1128385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

663 Highway 60, P.O. Box 807, Monett, MO 65708
(Address of Principle Executive Offices)
(Zip Code)

417-235-6652
(Registrant’s telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On February 12, 2013, Jack Henry & Associates, Inc. issued a press release announcing that co-founder of the company Jerry D. Hall had passed away. Mr. Hall was at the time of his death Executive Vice President and a Director of the company.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

99.1 Press release dated February 12, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK HENRY & ASSOCIATES, INC.
(Registrant)

Date:	February 12, 2013	By: /s/ Kevin D. Williams
Kevin D. Williams
Chief Financial Officer